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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                         Date of Report: August 18, 1998





                            PARADIGM TECHNOLOGY, INC.
             _____________________________________________________
             (Exact name of registrant as specified in its charter)




        Delaware                      0-26124               770140882-5
----------------------------       -------------       ----------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)       Identification Number)




           694 Tasman Drive, Milpitas, CA                   95035
      ----------------------------------------            ----------
      (Address of principal executive offices)            (Zip Code)



                                (408) 954-0500
                       -------------------------------
                       (Registrant's telephone number,
                            including area code)



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Item 5.      Other Events.
             ------------

             On August 14, 1998, Paradigm Technology, Inc. (the "Company") filed its quarterly report on Form 10-Q ("Form 10-Q") for the period ending June 30, 1998. A copy of the Company's Form 10-Q is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 7.      Financial Statements and Exhibits.
             ---------------------------------

             (a)    Financial statements of business acquired.

                    Not applicable.

             (b)    Pro forma financial information.

                    Not applicable.

             (c)    Exhibits.

                    99.1 Quarterly Report on Form 10-Q for the period ending June 30, 1998.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Dated:  August 18, 1998

                                      PARADIGM TECHNOLOGY, INC.



                                      By --------------------------------
                                                 Emeka Chukwu
                                          Acting Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------



     Exhibit No.                        Description
     -----------                        -----------

        99.1 Quarterly Report on Form 10-Q for the period ending June 30, 1998.


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